UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

                                                                                       WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2005

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA

88-0104066

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6601 S. Bermuda Rd.

Las Vegas, Nevada

89119

(Address of principal executive offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

                                                                   The registrant’s press release dated April 28, 2005, regarding its financial results for the periods ended March 31, 2005, including unaudited consolidated financial statements for the period ended March 31, 2005, is furnished as Exhibit 99 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION
(Registrant)

By	/s/ Steven M. Des Champs

Steven M. Des Champs
Senior Vice President and Chief Financial Officer

Date: April 28, 2005